Third Quarter 2024 Earnings Presentation OCTOBER 24, 2024 Exhibit 99.2

1 Forward-Looking Statements Important note regarding forward-looking statements: Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “should,” “intend,” "target,” “outlook,” “project,” “guidance,” “forecast,” or similar expressions. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent Form 10-Qs and other SEC filings, and such factors are incorporated herein by reference. Trademarks: All trademarks, service marks, and trade names referenced in this material are official trademarks and the property of their respective owners. Presentation: Within the charts and tables presented, certain segments, columns and rows may not sum to totals shown due to rounding. Non-GAAP Measures: This presentation includes certain non-GAAP financial measures. These non-GAAP measures are provided in addition to, and not as substitutes for, measures of our financial performance determined in accordance with GAAP. Our calculation of these non-GAAP measures may not be comparable to similarly titled measures of other companies due to potential differences between companies in the method of calculation. As a result, the use of these non-GAAP measures has limitations and should not be considered superior to, in isolation from, or as a substitute for, related GAAP measures. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found at the end of this presentation.

2 Third Quarter 2024 Results1 1 All figures shown on an end of period basis unless otherwise noted. Growth reflects 3Q 2024 results compared to 2Q 2024. 2 This is a non-GAAP financial measure. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures. 3 Accruing loans 30-89 days past due + accruing loans 90+ days past due. ▪ GAAP diluted EPS of $0.56 ▪ Total core customer deposit2 growth of $618 million ▪ Total deposit growth of $863 million ▪ Total loan growth of $373 million ▪ Loans / deposits of 89.4% ▪ Net interest income of $263 million ▪ Net interest margin of 2.78% ▪ Noninterest income of $67 million ▪ Noninterest expense of $201 million ▪ Noninterest expense / avg. assets of 1.93% ▪ Provision for credit losses of $21 million ▪ ACLL / total loans of 1.33% ▪ NCOs / avg. loans (annualized) of 0.18% 3Q 2024 Operating Results $0.56 Diluted EPS +2.3% Core Customer Deposit Growth2 +2.6% Total Deposit Growth +1.3% Total Loan Growth +3 bps Net Interest Margin Change 0.19% Total Delinquencies3 / Total Loans 9.72% CET1 Ratio 7.50% TCE Ratio2 $20.37 Tangible Book Value / Share

Phase 2: Advancing our Growth Strategy

Phase 2 is designed to accelerate our momentum through an infusion of talent in key areas & targeted initiatives

- ✓ Diligent Expense Control
- ✓ Repositioned Balance Sheet
- ✓ Filled Multiple Key Leadership Roles
- ✓ Rebalanced Consumer Lending Approach
- ✓ Quarterly Product & Digital Upgrades
- ✓ On Track to Add 26 Commercial & Business RMs

Progress Updates[1]

- Consumer & Small Business initiatives largely completed; on track to drive cumulative incremental deposit growth of ~$2 billion by year-end 2025
  - Total checking household growth of 1.5% in 3Q (annualized)
  - Improved quality of households
    - +13% in YTD deposit balances per new consumer checking household vs. 2023
- Added 16 net commercial & business RMs from 9/30/23 to 10/23/24
    - On track with our Phase 2 plan to add 26 Commercial & Business RMs by early 2025

Expected Outcomes by YE 2025

3%
Annual Household Growth Rate

$2.5B
Cumulative Incremental Deposit Balances (Total Bank)[2]

$750M
Cumulative Incremental Commercial Loan Growth[2]

[1] All updates as of or for the period ended September 30, 2024 unless otherwise noted.
[2] Incremental balance growth expected above our standard run rate, which is impacted by market conditions.

3

Tailwinds into 2025[1]

Progress against several key performance indicators has positioned us for growth in 2025

Improving Customer Satisfaction

- Highest annual net promoter score since internal tracking began in 2017[2]
- Highest mobile banking satisfaction score since internal tracking began in 2018[3]
- Ranked #1 for Retail Banking Customer Satisfaction in the Upper Midwest by J.D. Power[4]

Net Promoter Score



39
42
42
51
2021
2022
2023
2024 YTD

Driving Net Household Growth

- Total checking household growth of 1.5% in 3Q (annualized)
- Improved quality of households
  - +13% in YTD deposit balances per new consumer checking household vs. 2023

Customer Checking Household Growth



(1-3)%
0%
1.5%
3%
2016-2022
2023
2024 (est.)
2025 (est.)

Expanding our Commercial Presence

- Added 16 net commercial & business RMs from 9/30/23 to 10/23/24
- On track with our Phase 2 plan to add 26 Commercial & Business RMs by early 2025

Commercial & Business RM FTE



94
110
~120
9/30/2023
10/23/2024
2025 (est.)

[1] All updates as of or for the period ended September 30, 2024 unless otherwise noted.
[2] Annual net promoter score as measured by a customer's likelihood to recommend Associated Bank to family and friends as indicated in our internal Consumer Relationship Survey. 2024 YTD through September 30, 2024.
[3] Based on year-over-year customer satisfaction scores from internal transactional surveys. 2024 data through September 30, 2024.
[4] Based on JD Power 2024 U.S. Retail Banking Satisfaction study conducted January 2023 through January 2024. For award information, visit jdpower.com/awards.

4

5 Commercial & Business Lending Commercial Real Estate Residential Mortgage $2.8 $3.0 $3.3 $3.4 $3.5 $8.8 $8.7 $7.9 $7.9 $7.9 $7.3 $7.4 $7.4 $7.2 $7.2 $11.0 $10.8 $10.8 $11.0 $11.0 $29.9 $30.0 $29.4 $29.6 $29.6 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 ($ in billions) Commercial & Business Lending Commercial Real Estate Residential Mortgage Auto Finance, Home Equity & Other Consumer Average Quarterly Loans ($ in millions) $(141) $(37) $19 $22 $69 $153 $288 Auto Finance Commercial & Industrial Period End Loan Change (6/30/2024 to 9/30/2024) CRE Construction CRE-Investor Home Equity & Other Consumer Residential Mortgage CRE-Owner Occupied Quarterly Loan Trends Total period end loan growth of $373 million was led by emerging C&I growth & steady growth in Auto Auto Finance, Home Equity & Other Consumer

6 $1.6 $1.6 $1.7 $1.6 $1.6 $3.4 $3.5 $4.3 $3.9 $4.2 $2.5 $2.8 $2.9 $3.0 $3.3 $6.3 $6.1 $6.1 $6.0 $5.9 $4.8 $4.9 $4.9 $5.1 $5.1 $7.0 $7.2 $7.5 $7.3 $7.4 $6.3 $6.2 $5.9 $5.7 $5.7 $32.0 $32.2 $33.3 $32.6 $33.3 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 Average Quarterly Deposits ($ in billions) Period End Funding Change (6/30/2024 to 9/30/2024) ($ in millions) Customer CDs Savings Money Market Network Transaction Deposits Noninterest-Bearing Demand Interest-Bearing Demand Brokered CDs 1 This is a non-GAAP financial measure. See appendix for a reconciliation of period end core customer deposits to total deposits. $(85) $(51) $42 $109 $603 Money Market Savings Interest-Bearing Demand $(760) $64 $181 $366 Brokered CDs Other Wholesale Funding FHLB Advances Core Customer Deposits1 +$618 (+2%) Wholesale Funding Sources $(149) (-2%) Total Deposits +$863 (+3%) Customer CDs Network Transaction Deposits Quarterly Deposit & Funding Trends Noninterest-Bearing Demand Core customer deposits1 grew 2% during 3Q, enabling us to decrease wholesale funding

7 Quarterly Average Yields (%) Average Yield Trends 7.29 7.42 7.56 7.45 7.52 7.04 7.11 7.22 7.24 7.27 5.07 5.42 5.52 5.58 5.72 3.39 3.50 3.48 3.51 3.56 3.16 3.43 3.55 3.69 3.66 2.98 3.18 3.32 3.30 3.33 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 Earning asset yields were up 3 bps during 3Q, while the cost of interest-bearing liabilities decreased by 1 bp Residential Mortgage Loans Commercial & Business Lending Loans Commercial Real Estate Loans Total Interest-Bearing Deposits Auto Finance Loans Asset & Liability Yield / Rate Trends (%) Rate on Total Interest- Bearing Liabilities Yield on Total Earning Assets 5.36 5.51 5.64 5.65 5.68 3.36 3.55 3.55 3.60 3.59 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 Investments and Other

8 Net Interest Income & Net Interest Margin Trends Net interest income increased by $6 million vs. the prior quarter, while our margin expanded by 3 bps $254 $253 $258 $257 $263 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 2.79% 2.69%2.71% 2.75% 2.78% ($ in millions) Quarterly Net Interest Income Quarterly Net Interest Margin

9 ▪ Added $2.7 billion of fixed-rate prime/super prime Auto Finance balances since 3Q 2021 ▪ Gradually built receive fixed swaps portfolio to protect against downside rate risk, with notional balances of ~$2.85 billion as of 9/30/2024 ▪ Emphasized shorter-term durations on contractual funding sources to maintain repricing flexibility in a falling rate environment We’ve taken proactive steps to reduce our asset sensitivity & protect NII in a falling rate environment Estimated NII Sensitivity Profile (%) Interest Rate Risk Management1 10.6 7.8 3.8 2.9 5.0 3.9 1.9 1.6 -6.8 -3.4 -1.3 -1.0 -6.8 -6.7 -2.6 -2.0 4Q 2021 4Q 2022 4Q 2023 3Q 2024 Up 200 bps Up 100 bps Down 100 bps Down 200 bps (12-Month Ramp, Dynamic Forecast) Balance Sheet Actions Since 2021 Contractual Funding Obligations ≤ 1 Yr. 1-3 Yrs. 3+ Yrs. Total Time Deposits $7.8 $0.1 $0.0 $7.9 Short-Term Funding $0.9 - - $0.9 FHLB Advances $1.1 $0.6 $0.2 $1.9 Other Long-Term Funding $0.3 $0.0 $0.6 $0.8 Total $10.1 $0.7 $0.8 $11.6 ($ in billions) 1 All updates as of or for the period ended September 30, 2024 unless otherwise noted. 2 In both the down 100 and down 200 for 4Q 2021, scenario rates are floored at zero. 2

10 Cash & Investment Securities Portfolio We continue to target investments to total assets of 18% to 20% in 2024 18% 19% 19% 19% 19% 2% 2% 2% 2% 2% 20% 21% 21% 21% 22% 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 Securities Period End Securities + Cash / Total Assets Cash $3.5 $3.6 $3.7 $3.9 $4.2 $3.9 $3.9 $3.8 $3.8 $3.8 $0.3 $0.3 $0.2 $0.2 $0.2$7.7 $7.7 $7.8 $7.9 $8.1 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 Held to MaturityAvailable for Sale ($ in billions) Period End Securities Book Composition Other Securities CET1 Including AOCI1 (%) CET1 Ratio Incl. AOCICET1 Ratio 9.55 9.39 9.43 9.68 9.72 8.53 8.87 8.79 9.01 9.38 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 1 This is a non-GAAP financial measure. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures.

11 $50 $47 $50 $52 $55 $7 $2 $3 $3 $2 $5 $9 $4 $5 $4 $5 $12 $8 $6 $6 $67 $70 $65 $65 $67 3Q 2023 4Q 2023 Adjusted 1Q 2024 2Q 2024 3Q 2024 Noninterest Income Trends ($ in millions) 3Q noninterest income increased $2 million vs. the prior quarter, led by growth in wealth management fees 1 This is a non-GAAP financial measure. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures. 2 Other noninterest income is primarily comprised of bank and corporate owned life insurance, asset gains (losses), net and investment securities gains (losses), net. Quarterly Noninterest Income Trends Fee-Based Revenue1 Capital Markets, net Mortgage Banking, net Other2 4Q 2023 GAAP noninterest income impacted by balance sheet repositioning with a $136M loss on a mortgage portfolio sale and a $65M net loss on a sale of investments (both pre-tax) 1 4Q 2023 GAAP $(131)

12 $117 $121 $119 $122 $121 $26 $28 $26 $27 $27 $53 $60 $44 $47 $52 $31 $8 $196 $239 $198 $196 $201 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 Efficiency Ratio (%)Noninterest Expense Trends Noninterest Expense Trends 1 Other expenses are primarily comprised of occupancy, business development & advertising, equipment, legal & professional, and FDIC assessment costs. 2 2Q 2024 noninterest expense includes a $2 million decrease of FDIC special assessment expense based on updated estimates received from the FDIC during the second quarter. An additional $1 million decrease to FDIC special assessment expense was recognized in 3Q 2024 noninterest expense based on updated estimates received during the third quarter. 3 This is a non-GAAP financial measure. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures. ($ in millions) We now expect total noninterest expense to increase by 1% to 2% in 2024, excluding FDIC Special Assessment Adjusted Efficiency Ratio3 Federal Reserve Efficiency Ratio 60.1 61.0 61.5 61.5 58.5 64.1 57.2 60.9 60.4 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 Personnel Expense Other1 Technology Expense FDIC Special Assessment 132.0 Noninterest Expense / Average Assets (%) 1.90 2.30 1.95 1.92 1.93 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 22

13 Capital Ratios (%) 7.18 9.68 10.27 12.34 7.50 9.72 10.30 12.36 TCE Ratio CET1 Tier 1 Capital Total Capital 1 Tangible common equity / tangible assets. This is a non-GAAP financial measure. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures. Our capital ratios increased across the board in the third quarter Capital Profile 1 2024 Capital Target Ranges (%) $18.46 $18.77 $18.78 $19.28 $20.37 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 Tangible Book Value / Share 7.50 3Q 2024 TCE Ratio 2024 Target Range 9.72 3Q 2024 CET1 Ratio 2024 Target Range 7.75 10.00 6.75 9.00 1 2Q 2024 3Q 2024

14 ACLL / Total Loans (%)ACLL1 Update ▪ ACLL increased $8 million from the prior quarter to $398 million, driven primarily by nominal credit movement coupled with general macroeconomic trends ▪ CECL forward-looking assumptions based on Moody’s August 2024 Baseline forecast 1 Includes funded and unfunded reserve for loans, excludes reserve for HTM securities. ($ in thousands) Our ACLL percentage increased by 1 basis point vs. the prior quarter to 1.33% Allowance for Credit Losses on Loans (ACLL) Update 1.26 1.32 1.31 1.32 1.33 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 Loan Category ACLL ACLL / Loans ACLL ACLL / Loans ACLL ACLL / Loans C&BL 146,502$ 1.31% 150,274$ 1.36% 143,974$ 1.27% CRE - Investor 68,214 1.31% 72,156 1.44% 78,743 1.55% CRE - Construction 71,317 3.35% 71,680 3.18% 79,136 3.74% Residential Mortgage 40,437 0.46% 34,542 0.44% 34,931 0.45% Other Consumer 54,101 1.86% 60,968 1.77% 60,756 1.68% Total 380,571$ 1.26% 389,620$ 1.32% 397,541$ 1.33% 9/30/20249/30/2023 6/30/2024

15 Net Charge Offs and Provision Total Delinquent Loans Credit Quality Trends $2 $22 $2 $2 $7$47 $62 $48 $35 $49 $50 $84 $51 $37 $56 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 3Q 2024 credit quality remained solid with NALs & NCOs down meaningfully vs. prior quarter ($ in millions) Accruing Loans 30-89 Days PD $18 $16 $22 $21 $13 $22 $21 $24 $23 $21 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 Total Net Charge Offs Provision for Credit Losses on Loans Accruing Loans 90+ Days PD Total Criticized Loans $169 $149 $178 $154 $128 $387 $454 $484 $528 $688 $286 $217 $155 $118 $229$842 $820 $818 $801 $1,046 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 ($ in millions) ($ in millions) Nonaccrual Loans $79 $86 $85 $83 $86 $11 $0 $19 $48 $19 $79 $63 $74 $23 $24 $169 $149 $178 $154 $128 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 ($ in millions) CREConsumer Commercial & Business Lending Substandard AccruingSpecial Mention Nonaccrual Loans

High-Quality Commercial Real Estate Portfolio[1]

ASB has built a diversified CRE portfolio by partnering with well-known developers in stable Midwest markets



Consumer
38%
Total
Loans by
Segment
Com'l &
Business
Lending
38%
CRE
24%



Minnesota
9%
Illinois
15%
Other
Midwest[2]
21%
CRE by
Geography
Texas
8%
Wisconsin
19%
Other
28%



Multi-Family
41%
Retail
9%
CRE by
Property
Type
Office
13%
Other
14%
Industrial
23%

CRE Credit Quality

	3Q 23	4Q 23	1Q 24	2Q 24	3Q 24
Portfolio LTV	59%	58%	59%	59%	58%
Delinquencies/Loans[3]	0.14%	0.52%	0.28%	0.01%	0.22%
NALs/Loans	0.15%	0.00%	0.26%	0.67%	0.26%
ACLL/Loans	1.90%	1.88%	1.87%	1.98%	2.20%
NCOs/Avg. Loans[4]	(0.02%)	(0.01%)	0.00%	0.25%	0.00%

CRE Loan Portfolio Granularity

	% of Total Loans
Largest Single CRE Borrower	0.16%
Top 10 Largest CRE Borrowers	1.30%
Largest CRE Property Type (Multi-Fam)	9.72%
CRE Office Loans	3.10%

CRE Office Highlights

WAvg. Debt Service Coverage Ratio[5]	1.17x
2024 Remaining Maturities	$154 million
Central Business District vs. Suburban	~78% Suburban
Property Class Mix	~56% Class A[6]

[1] All updates as of or for the period ended September 30, 2024 unless otherwise noted.
[2] Other Midwest includes Missouri, Indiana, Ohio, Michigan and Iowa.
[3] Accruing loans 30-89 days past due + accruing loans 90+ days past due.
[4] Calculated on an annualized basis. Negative values indicate a net recovery.
[5] Calculated based on the 10-year Treasury rate plus 300 basis points/25-year amortization.
[6] Class A determined by third-party vendor partner mapping of portfolio.

16

17 1 Adjusted 2023 figures have been provided for noninterest income and noninterest expense to exclude the impact of one time items incurred as a result of a balance sheet repositioning that the Corporation announced in the fourth quarter of 2023 and the FDIC special assessment booked during the fourth quarter of 2023. These figures are non- GAAP financial measures. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures. 2 Projections are on an end of period basis as of and for the year ended 12/31/2024 as compared to adjusted 2023 results as of 12/31/2023 unless otherwise noted. 3 This is a non-GAAP financial measure. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures. 4 2024 noninterest expense guidance excludes the impact of the $31 million FDIC special assessment booked during the fourth quarter of 2023, and $4 million of FDIC special assessment, net recognized over the first three quarters of 2024. 5 Excludes the impact of the $33 million deferred tax benefit booked in the second quarter of 2024. FY 2024 Outlook GAAP FY 2023 Result Adjusted FY 2023 Result1 Previous FY 2024 Guidance2 Updated FY 2024 Guidance2 EoP Total Loans $29.2B (+1.4% vs. 2022) $29.2B (+1.4% vs. 2022) Lower end of original 4% to 6% growth range No Change EoP Total Deposits $33.4B (+12.9% vs. 2022) Core Customer Deposits3 $27.4B (-2.4% vs. 2022) Lower end of original 3% to 5% growth range (Core Customer Deposits) No Change Net Interest Income $1.040B (+8.6% vs. 2022) $1.040B (+8.6% vs. 2022) 1% to 3% Growth 0% to 1% Growth Noninterest Income $63M (-77.6% vs. 2022) $264M (-6.4% vs. 2022) 1% Decrease to 1% Growth No Change Noninterest Expense $814M (+8.9% vs. 2022) $783M (+4.8% vs. 2022) 2% to 3% Growth4 1% to 2% Growth4 Effective Tax Rate 11.2% N/A 19% to 21%5 No Change

Appendix

Phases 1 + 2: Consumer & Small Business Banking

Our efforts to upgrade the customer experience are largely completed, with expected results on track

2022

- Platinum Choice Checking and Mass Affluent Banker Program
- New & Enhanced Digital Banking Platform
- No-fee Overdraft Protection Transfers
- Enhanced Deposit Account Opening - Digital

2023

- Launched New Brand Campaign
- Unlimited Savings Transfers
- Money Monitor with Actionable Insights
- $50 (& $100) Grace Zone
- Activation Zone, for faster account set-up
- New IVA Phone System
- Debit Card Controls
- Digital Opening & Servicing for Small Business Loans

2024

- Early Pay
- Adie, 24/7 virtual assistant
- Easy Direct Deposit Switching
- Enhanced Deposit Account Opening - Branches
- Business & Personal Account Benefits and Digital Integration
- Credit Monitor

Impact[1]

- Named #1 for Retail Banking Customer Satisfaction in the Upper Midwest by J.D. Power[2]
- Highest annual net promoter score since internal tracking began in 2017[3]
- Highest mobile banking satisfaction score since internal tracking began in 2018[4]
- Total checking household growth of 1.5% in 3Q (annualized)
- On track to deliver ~$2B in cumulative incremental consumer & small business deposit balances by YE 2025[5]

[1] All updates as of or for the period ended September 30, 2024 unless otherwise noted.
[2] Based on JD Power 2024 U.S. Retail Banking Satisfaction study conducted January 2023 through January 2024. For award information, visit jdpower.com/awards.
[3] Annual net promoter score as measured by a customer's likelihood to recommend Associated Bank to family and friends as indicated in our internal Consumer Relationship Survey. 2024 YTD through September 30, 2024.
[4] Based on year-over-year customer satisfaction scores from internal transactional surveys. 2024 data through September 30, 2024.
[5] Incremental balance growth expected above our standard run rate, which is impacted by market conditions.

19

Phases 1 + 2: Commercial Banking

We've bolstered our commercial leadership team & continue to invest by adding talented RMs in key markets

2021-2022

- Launched Asset-Based Lending & Equipment Finance verticals
- Shifted to balanced scorecard incentive structure, with an emphasis on whole banking relationships
- Announced Phase 1 plan to expand our RM base in Milwaukee & Chicago
- Grew total commercial loans by $2.4 billion (+15%) in 2022 vs. 2021

2023

- Hired Phillip Trier as EVP, Commercial Banking Group Leader
- Hired Neil Riegelman as SVP, Commercial Banking Segment Leader in Wisconsin
- Announced Phase 2 plan to add 26 commercial & business RMs across the footprint
- Upgraded commercial digital platform

2024

- Hired Michael Lebens as SVP, Commercial Banking Segment Leader in Minnesota
- Added 16 net commercial & business RMs from 9/30/23 to 10/23/24
- Launched new Specialty Deposit and Payment Solutions vertical
  - Hired Rick Bruhn on October 21st to lead the vertical

Impact[1]

- Expanded commercial & business RMs by 38% from 12/31/21 to 10/23/24
- On track with our Phase 2 plan to add 26 Commercial & Business RMs by early 2025
- On track to deliver $750M in cumulative incremental commercial loan balances by YE 2025[2]
- On track to deliver ~$500M in cumulative incremental commercial deposit balances by YE 2025[2]

[1] All updates as of or for the period ended September 30, 2024 unless otherwise noted.
[2] Incremental balance growth expected above our standard run rate, which is impacted by market conditions.

20

Improving our Return Profile Over Time[1]

Our efforts to remix the balance sheet & drive toward improved profitability are on track

	Assets	Liabilities
	Growing diversified asset classes to decrease reliance on legacy low-yielding, low-relationship asset classes	Attracting and deepening customer relationships to decrease reliance on wholesale and network funding sources
Strategy	↑ Relationship Commercial ↑ Auto Finance ↓ Low-Relationship Mortgage ↓ Low-Relationship Commercial	↑ Core Customer Deposits[2] ↓ Wholesale Funding Sources

Progress Since 2021

Assets

- Expanded Commercial RM base across footprint
- Increased total commercial loans by $3.4 billion vs. 3Q21 (+23%)
- Added $2.7 billion in fixed-rate prime/super prime Auto Finance balances
- Exited TPO mortgage business in 1Q23
- Sold $969 million in mortgage loans & pivoted to "originate to sell" model in 4Q23

Liabilities

- Shifted to balanced RM scorecard to deepen Commercial relationships
- Modernized digital banking experience
- Quarterly upgrades to products & services
- $1.2 billion in net new Mass Affluent deposits
- Repaid $849 million of FHLB Advances in 4Q23

[1] All updates as of or for the period ended September 30, 2024 unless otherwise noted.
[2] This is a non-GAAP financial measure. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures.

21

22 Stable, Granular Deposit Portfolio1 Uninsured, uncollateralized deposits were only 22% of total deposits as of 9/30/2024 1 All updates as of or for the period ended September 30, 2024 unless otherwise noted. 2 Liquidity coverage based on current levels of readily available (within one business day) funding. See slide 23 for additional details. 23% 23% 23% 22% 22% 77% 77% 77% 78% 78% $32.1 $33.5 $33.7 $32.8 $33.8 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 Period End Total Deposit Trends (Associated Bank, N.A.) ($ in billions) Total of Insured & Collateralized Deposits Total of Uninsured & Uncollateralized Deposits 22% Percentage of total deposits that are uninsured & uncollateralized 127% Readily available liquidity coverage2 for uninsured & uncollateralized deposits 166% Total liquidity coverage for uninsured & uncollateralized deposits

23 Liquidity Sources As of 9/30/2024, ASB’s total liquidity sources covered 166% of uninsured, uncollateralized deposits Liquidity Sources 6/30/2024 9/30/2024 Federal Reserve Balance $482.4 $405.8 Available FHLB Chicago Capacity $5,184.3 $6,164.5 Available Fed Discount Window Capacity $2,336.1 $2,981.2 Available Bank Term Funding Program Capacity $0 $0 Funding Available Within One Business Day1 $8,002.8 $9,551.5 Available Fed Funds Lines $1,406.0 $1,401.0 Available Brokered Deposit Capacity2 $679.1 $520.8 Unsecured Debt Capacity3 $1,000.0 $1,000.0 Total Liquidity $11,087.9 $12,473.3 ($ in millions) 127% of uninsured, uncollateralized deposits 166% of uninsured, uncollateralized deposits 1 Estimated based on normal course of operations with the indicated institution. 2 Availability based on internal policy limitations. The Corporation includes outstanding deposits that have received a primary purpose exemption in the brokered deposit classification as they have similar funding characteristics and risk as brokered deposits. 3 Availability based on internal policy limitations.

24 $2.9 $3.2 $3.3 $3.4 $3.6 $8.8 $7.9 $7.9 $7.8 $7.8 $7.3 $7.4 $7.3 $7.3 $7.2 $11.2 $10.8 $11.0 $11.1 $11.4 $30.2 $29.2 $29.5 $29.6 $30.0 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 ($ in billions) Commercial & Business Lending Commercial Real Estate Residential Mortgage Auto Finance, Home Equity & Other Consumer ($ in millions) Average Loan Change (2Q 2024 to 3Q 2024)Period End Quarterly Loan Trends $(135) $(32) $(17) $(8) $14 $112 $121 Residential Mortgage CRE-Investor Commercial & Industrial Home Equity & Other Consumer Auto Finance CRE Construction CRE-Owner Occupied Additional Loan Trends Commercial & Business Lending Commercial Real Estate Residential Mortgage Auto Finance, Home Equity & Other Consumer

25 Period End Quarterly Deposits ($ in billions) Average Funding Change (2Q 2024 to 3Q 2024) ($ in millions) $1.6 $1.6 $1.8 $1.5 $1.6 $3.4 $4.4 $3.9 $4.1 $4.2 $2.7 $2.9 $2.9 $3.1 $3.7 $6.1 $6.0 $6.2 $5.9 $5.8 $4.8 $4.8 $5.1 $5.2 $5.1 $7.0 $7.6 $7.5 $7.2 $7.3 $6.4 $6.1 $6.3 $5.8 $5.9 $32.1 $33.4 $33.7 $32.7 $33.6 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 Customer CDs Savings Money Market Network Transaction Deposits Noninterest-Bearing Demand Interest-Bearing Demand Brokered CDs 1 This is a non-GAAP financial measure. See appendix for a reconciliation of period end core customer deposits to total deposits. $(60) $(53) $(9) $129 $315 Money Market Noninterest-Bearing Demand Interest-Bearing Demand $49 $157 $320 Brokered CDs FHLB Advances Core Customer Deposits1 +$322 (+1%) Wholesale Funding Sources $(155) (-2%) Total Deposits +$691 (+2%) Savings Customer CDs $(682) Other Wholesale Funding Additional Deposit & Funding Trends Network Transaction Deposits

26 Total Loans Outstanding Balances as of September 30, 2024 ($ in millions) 1 All values as of period end. 2 North American Industry Classification System. 9/30/2024 1 % of Total Loans 9/30/2024 1 % of Total Loans C&BL (by NAICS 2 ) CRE (by property type) Utilities 2,493$ 8.3% Multi-Family 2,914$ 9.7% Manufacturing & Wholesale Trade 2,404 8.0% Industrial 1,685 5.6% Real Estate (includes REITs) 1,841 6.1% Office 929 3.1% Mortgage Warehouse 792 2.6% Retail 647 2.2% Finance & Insurance 636 2.1% Hotel/Motel 195 0.7% Rental and Leasing Services 487 1.6% Single Family Construction 194 0.6% Retail Trade 478 1.6% Warehouse 177 0.6% Health Care and Social Assistance 395 1.3% Medical 157 0.5% Construction 388 1.3% Land 105 0.3% Transportation and Warehousing 378 1.3% Self Storage 29 0.1% Professional, Scientific, and Tech. Serv. 280 0.9% Other 154 0.5% Waste Management 236 0.8% Total CRE 7,185$ 24.0% Accommodation and Food Services 103 0.3% Information 73 0.2% Consumer Arts, Entertainment, and Recreation 70 0.2% Residential Mortgage 7,803$ 26.0% Management of Companies & Enterprises 63 0.2% Auto Finance 2,709 9.0% Educational Services 28 0.1% Home Equity 651 2.2% Public Administration 15 0.1% Credit Cards 139 0.5% Mining 8 0.0% Student Loans 50 0.2% Agriculture, Forestry, Fishing and Hunting 0 0.0% Other 73 0.2% Other 213 0.7% Total Consumer 11,426$ 38.1% Total C&BL 11,380$ 37.9% Total Loans 29,991$ 100.0%

27 Multi-Family 41% Retail 9% Office 13% Industrial 23% 1-4 Family Construction 3% Warehouse 2% Hotel / Motel 3% Other 6% Wisconsin 27% Illinois 21% Minnesota 9% Other Midwest 12% Texas 5% Other 24% Manufacturing & Wholesale Trade 21% Real Estate 16% Power & Utilities 22% Mortgage Warehouse 7% Finance & Insurance 6% 1 Excludes Other Consumer portfolio. 2 Other Midwest includes Missouri, Indiana, Ohio, Michigan and Iowa. Wind 29% Natural Gas 33% Solar 16% Transmission, Control & Distribution 7%Geothermal 2%Hydroelectric 2% Other 11% Wisconsin 23% Illinois 15% Minnesota 6% Texas 7% Other Midwest 10% Other 39% Wisconsin 19% Illinois 15% Minnesota 9% Other Midwest2 21% Texas 8% Other 28% 2 2 Loan Stratification Outstanding Balances as of September 30, 2024 C&BL by Geography $11.4 billion Power & Utilities Lending $2.5 billion C&BL by Industry $11.4 billion Total Loans1 CRE by Geography $7.2 billion CRE by Property Type $7.2 billion

Reconciliation & Definitions of Non-GAAP Items

Period End Core Customer Deposits Reconciliation ($ in millions)	3Q 2023	4Q 2023	1Q 2024	2Q 2024	3Q 2024
Total deposits	$32,123	$33,446	$33,713	$32,691	$33,554
Brokered CDs	(3,351)	(4,447)	(3,931)	(4,062)	(4,243)
Network transaction deposits	(1,649)	(1,566)	(1,793)	(1,503)	(1,567)
Core customer deposits	$27,123	$27,432	$27,989	$27,127	$27,745

Quarterly Average Core Customer Deposits Reconciliation ($ in millions)	3Q 2023	4Q 2023	1Q 2024	2Q 2024	3Q 2024
Total deposits	$32,002	$32,192	$33,267	$32,629	$33,321
Brokered CDs	(3,429)	(3,471)	(4,269)	(3,928)	(4,248)
Network transaction deposits	(1,640)	(1,617)	(1,652)	(1,595)	(1,644)
Core customer deposits	$26,933	$27,105	$27,346	$27,106	$27,429

Tangible Common Equity and Tangible Assets Reconciliation[1] ($ in millions)	3Q 2023	4Q 2023	1Q 2024	2Q 2024	3Q 2024
Common equity	$3,934	$3,980	$3,975	$4,048	$4,219
Goodwill and other intangible assets, net	(1,148)	(1,145)	(1,143)	(1,141)	(1,139)
Tangible common equity	$2,786	$2,834	$2,831	$2,907	$3,080
Total assets	$41,637	$41,016	$41,137	$41,624	$42,211
Goodwill and other intangible assets, net	(1,148)	(1,145)	(1,143)	(1,141)	(1,139)
Tangible assets	$40,490	$39,870	$39,994	$40,483	$41,072

Common Equity Tier 1 Capital Ratio Reconciliation	3Q 2023	4Q 2023	1Q 2024	2Q 2024	3Q 2024
Common equity Tier 1 capital ratio	9.55%	9.39%	9.43%	9.68%	9.72%
Accumulated other comprehensive loss adjustment	(1.01)%	(0.52)%	(0.64)%	(0.67)%	(0.34)%
Common equity Tier 1 capital ratio including accumulated other comprehensive loss	8.53%	8.87%	8.79%	9.01%	9.38%

[1] The ratio tangible common equity to tangible assets excludes goodwill and other intangible assets, net. This financial measure has been included as it is considered to be a critical metric with which to analyze and evaluate financial condition and capital strength.

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Reconciliation & Definitions of Non-GAAP Items

Selected Trend Information[1] ($ in millions)	3Q 2023	4Q 2023	1Q 2024	2Q 2024	3Q 2024
Wealth management fees	$21	$21	$22	$23	$24
Service charges and deposit account fees	13	11	12	12	14
Card-based fees	12	12	11	12	12
Other fee-based revenue	5	4	4	5	5
Fee-based revenue	50	47	50	52	55
Other[2]	17	(178)	15	13	13
Total noninterest income	$67	$(131)	$65	$65	$67

Efficiency Ratio Reconciliation[3]	3Q 2023	4Q 2023	1Q 2024	2Q 2024	3Q 2024
Federal Reserve efficiency ratio	60.06%	132.01%	61.03%	61.51%	61.46%
Fully tax-equivalent adjustment	(0.89)%	(3.29)%	(0.71)%	(0.71)%	(0.69)%
Other intangible amortization	(0.69)%	(1.21)%	(0.69)%	(0.68)%	(0.67)%
Fully tax-equivalent efficiency ratio	58.50%	127.54%	59.63%	60.12%	60.11%
FDIC special assessment	-	(9.50)%	(2.38)%	0.73%	0.30%
Announced initiatives	-	(53.92)%	-	-	-
Adjusted efficiency ratio	58.50%	64.12%	57.25%	60.85%	60.42%

[1] These financial measures have been included as they provide meaningful supplemental information to assess trends in the Corporation's results of operations.
[2] Other noninterest income is primarily comprised of capital markets, net, mortgage banking, net, bank and corporate owned life insurance, asset gains (losses), net and investment securities gains (losses), net. 4Q 2023 other noninterest income includes the loss on mortgage portfolio sale and net loss on sale of investments that are classified as one time items and are the result of a balance sheet repositioning that the Corporation announced in the fourth quarter of 2023.
[3] The efficiency ratio as defined by the Federal Reserve guidance is noninterest expense (which includes the provision for unfunded commitments) divided by the sum of net interest income plus noninterest income, excluding investment securities gains (losses), net. The fully tax-equivalent efficiency ratio is noninterest expense (which includes the provision for unfunded commitments), excluding other intangible amortization, divided by the sum of fully tax-equivalent net interest income plus noninterest income, excluding investment securities gains (losses), net. The adjusted efficiency ratio is noninterest expense (which includes the provision for unfunded commitments), excluding other intangible amortization, FDIC special assessment costs, and announced initiatives, divided by the sum of fully tax-equivalent net interest income plus noninterest income, excluding investment securities gains (losses), net and announced initiatives. Management believes the adjusted efficiency ratio is a meaningful measure as it enhances the comparability of net interest income arising from taxable and tax-exempt sources and provides a better measure as to how the Corporation is managing its expenses by adjusting for one time costs like the FDIC special assessment and announced initiatives.

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30 Reconciliation & Definitions of Non-GAAP Items 1 The mortgage portfolio sale and investments sold that are classified as one time items are the result of a balance sheet repositioning that the Corporation announced in the fourth quarter of 2023. One Time Item Noninterest Expense Reconciliation ($ in millions) YTD Dec 2023 GAAP noninterest expense $814 FDIC special assessment (31) Noninterest expense, excluding one time item $783 One Time Item Noninterest Income Reconciliation ($ in millions) YTD Dec 2023 4Q 2023 GAAP noninterest income $63 $(131) Loss on mortgage portfolio sale1 136 136 Net loss on sale of investments1 65 65 Noninterest income, excluding one time items $264 $70